SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2006

Reckson Associates Realty Corp.
and
Reckson Operating Partnership, L.P.
(Exact Name of Registrant as Specified in its Charter)

Reckson Associates Realty Corp. –		Reckson Associates Realty Corp. –
Maryland		11-3233650
Reckson Operating Partnership, L.P. –		Reckson Operating Partnership, L.P. –
Delaware	1-13762	11-3233647
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

625 Reckson Plaza
Uniondale, New York 11556
(Address of principal executive offices)

516-506-6000
————————————————————————
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 4, 2006, Reckson Associate Realty Corp.'s ("Reckson")
board of directors, by a vote of its independent directors, determined that the proposal from American Real Estate Partners, L.P. ("AREP") raised significant financial and legal issues and issued a press release announcing its determination and its decision to proceed with Reckson's special meeting of shareholders on
December 6, 2006. Reference is hereby made to the press release, attached hereto as Exhibit 99.1, and incorporated herein by reference. Accordingly, Reckson has terminated all discussions or negotiations with entities associated with AREP.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RECKSON ASSOCIATES REALTY
CORP.

By: /s/ Michael Maturo

Name:	Michael Maturo
Title:	President, Chief Financial
Officer and Treasurer

RECKSON OPERATING
PARTNERSHIP, L.P.

By: Reckson Associates Realty Corp., its
General Partner

By: /s/ Michael Maturo

Name:	Michael Maturo
Title:	President, Chief Financial
Officer and Treasurer

                                     Date: December 5, 2006

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Press Release, dated December 5, 2006